                                 EXHIBIT 10.64

                           SALES CONTRACT (PRIVATE)


  SOLD TO:               SEATTLE FILMWORKS
                         1260 16th Avenue West
                         Seattle, WA  98119-3401


  CONTRACT PERIOD:  October 1, 1995 - September 30, 1998

  PRODUCTS:              Agfa Color Negative Paper
                         Agfa Color Negative Film
                         Agfa Chemistry
                         Agfa Equipment

  ATTACHMENTS:    A, B, C, D

       This Agreement or order is subject to the terms and conditions set forth on the front and back hereof.

       All orders received shall be subject to credit approval. Likewise, all Agreements or orders shall not be considered binding or valid until accepted by a Vice President of Agfa Division, Bayer Corporation (hereinafter "Agfa") at its principle office in New Jersey.

       All accounts will be reviewed after six months. If Buyer's purchases are not at the level forecasted herein, pricing will revert to the appropriate price group, and Agfa Division, Bayer Corporation will issue corrected invoices reflecting the appropriate pricing.

       Accepted                          Agfa Division of Bayer Corporation

  Dated: August 18, 1995           By: /s/ Hans R. Thieme
         ----------------------        ------------------------
                                              Signature
  By: /s/ Case H. Kuehn            Title: Sr. Vice President
      -------------------------           ---------------------
         Signature
                                          By:/s/ Hans G. Kuhlmann
                                          --------------------------
                                                Signature
  Title:V.P. Treasurer & C.F.O.    Title: V.P. Sales
        -----------------------           ---------------------

                             TERMS AND CONDITIONS

  General
  -------

       1. Prices are exclusive of taxes which, if applicable, will be shown separately on the invoice.

       2. The minimum acceptable order is $___ at net billing prices and only items contained herein may be used to meet the $___ minimum order requirement. Seller may change the minimum acceptable order at any time during the term of this Agreement.

       3. All orders received shall be subject to credit approval. Likewise, all agreements or orders shall not be considered binding or valid until accepted by a vice president of Agfa Division, Bayer Corporation (hereinafter "Agfa") at its principle office in New Jersey.

       4.   No drop shipments will be made.

       5. It is agreed that any trademarks, trade names, trade dress and original packaging of Agfa Division, Bayer Corporation, and/or the affiliates shall not be used improperly.

       6. In the event of any clerical or mathematical error, Agfa is hereby authorized to and reserves the right to correct such errors.

       7. Agfa reserves the right to add late charges on any past due amount equivalent to the greater of ___ percent or the maximum allowed by local statutes.

       8. No deductions or setoffs may be made from any statement or invoice for any reason without prior written authorization from Agfa. Any unauthorized deduction shall be of no effect and shall be null and void.

       9. The resale of Agfa product to a reseller not owned by Buyer is prohibited in this agreement.

  Transportation
  --------------

       All shipments will be made F.O.B. _________________. Transportation charges will be prepaid on each order totaling $___ or more, except where indicated, at net billing prices shown in current catalogs, provided such order calls for a single shipment to one destination. If an order totals less than $___, transportation charges will be added to the invoice. All shipments will be made by surface transportation by carriers of Agfa's choice in accordance with Agfa's standard transportation policy. If shipment is made by other means, in accordance with the instructions of the customer, transportation charges will be added to the invoice with no freight allowance, regardless of the amount of the order. Seller may change this transportation minimum at any time during the term of this agreement.

  Transportation for Equipment Only
  ---------------------------------

       All shipments will be made F.O.B. _________________ with transportation charges to be billed to customer in accordance with Conditions of Sale on the Agfa lab equipment purchase order.

  Damages, Shortages and Errors
  -----------------------------

       Inasmuch as all shipments are receipted by the delivering carrier as being in good order, all shipments must be checked immediately on arrival for damage and carton count. If outside damage and/or shortage of carton count, note on Bill of Lading before signing carrier receipt and file claim at once with delivering carrier.

       If concealed (inside) damage, file claim with delivering carrier within 15 working days of receipt of merchandise. Request inspection by delivering carrier and obtain inspection report. If shortages (inside carton) and/or error in shipment, notify Agfa Division, Bayer Corporation within 48 hours of day merchandise was received.

  Returns
  -------

       No returns will be accepted without a prior written authorization form from Agfa Division, Bayer Corporation which will set forth the terms of such returns. Prepaid returns may be required in cases where Agfa Division, Bayer Corporation is free from fault. It is recommended that parcel post shipments be insured.

  Returns for Equipment shall be in accordance with Conditions of Sale on the
  ---------------------
  Agfa lab equipment purchase order.

  Terms of Payment
  ----------------

       Subject to Credit Department approval and unless otherwise specified, terms of payment shall be __% __ days ___, net __ days ___. No cash discount will be allowed where an account is past due. All remittances should be made to Agfa Division, Bayer Corporation at the address shown on the monthly statement.

  Terms of Payment for Equipment shall be in accordance with the Conditions of
  ------------------------------
  Sale on the Agfa lab equipment purchase order.

  Force Majeure
  -------------

       The nonperformance of Agfa Division, Bayer Corporation of its obligations to deliver any merchandise ordered hereunder shall be excused if such nonperformance is occasioned by any strike or any other labor trouble, flood, fire, accident or any other casualty, act of God, war, governmental restrictions, shortage or inability to obtain raw materials, damage by the elements, failure of equipment or other cause of like or unlike nature beyond the control of Agfa Division, Bayer Corporation. Agfa Division, Bayer Corporation may, in the exercise of reasonable discretion, discontinue shipments to any account, revoke or modify any provisions in this agreement or allocate distribution of any of its products.

  Warranty
  --------

       All sales are without warranty of any kind, express or implied including, but not limited to, any warranty of merchantability or fitness for a particular purpose. Agfa's liability is limited to the replacement of products defective in manufacture, labeling, or packaging. In no event shall Agfa Division, Bayer Corporation or its parent, subsidiary or affiliated companies be liable for special or indirect, or consequential damages arising out of any sale or subsequent handling of any product, even where such damages are caused by negligence of Agfa Division, Bayer Corporation or that of its parent, subsidiary or affiliated companies. Warranty for photofinishing equipment shall be in accordance with Conditions of Sale on the Agfa Division, Bayer Corporation lab equipment purchase order.

  Assurances
  ----------

       Whenever, in the reasonable judgment of Seller, there exists the possibility that Buyer is unwilling or unable to perform fully its obligations under this agreement, the Seller shall be entitled to demand of Buyer further assurances of due performance as Seller shall reasonably deem proper. If Buyer fails to provide reasonable assurances under this paragraph, Seller may ship goods C.O.D. or terminate this agreement without further liability to Buyer.

  Security Interest
  -----------------

       Agfa Division, Bayer Corporation shall retain and the Buyer hereby grants Agfa a purchase money security interest in all equipment and good and their proceeds until all moneys due hereunder are paid in full. Customer shall perform all acts necessary to protect Agfa's security interest. Agfa may file this Agreement or a copy of its as a financing statement.

  Strict Compliance
  -----------------

       The waiver of strict compliance or performance of any of the terms of this Agreement or of any breach thereof on the part of Seller shall not be held or deemed to be a waiver of any subsequent failure to comply strictly with, or perform the same or any other term or condition of this Agreement, or of any breach thereof.

  Applicable Law
  --------------

       The interpretation, instruction, performance, and/or enforcement of this document shall be governed by the laws of the State of New Jersey. Should any provision herein be held invalid or unenforceable as written by court of competent jurisdiction, said provision, along with the remainder of the Agreement, shall nonetheless be enforceable to the extent allowable under applicable law.

  Entire Agreement
  ----------------

       All previous understanding and commitments, oral or written, made between the parties hereto are merged in this Agreement, which represents the entire Agreement between the parties hereto relating to the subject matter hereof. Except as otherwise stated herein, no amendment or change hereof shall be effective or binding upon the parties hereto unless reduced to writing and signed by both Seller and Buyer. In the event of any conflict between the terms of this Agreement and the terms of any purchase order, the terms hereof shall prevail.

  Equipment
  ---------

       All purchases and leases of equipment must be accompanied by an Agfa lab equipment purchase order.

  Termination
  -----------

       The Seller reserves the right, among other remedies, to either cancel this contract or suspend further deliveries under it in the event Buyer fails to pay for any one shipment when same becomes due. Should Buyer's financial responsibility become unsatisfactory to Seller, cash payments or satisfactory security may be required by Seller.

  Prices
  ------

       This contract is firm and not renegotiable during its term. Prices, as stated on the front hereof, shall remain in effect for the period of the contract unless:

       1. There is a significant change in the Seller's cost beyond Seller's control.

       2. The price in the market increases by three percent or more. In either event, prices are guaranteed for a minimum of 90 days from the date of this contract. Thirty days written notice must be provided before a price change becomes effective.

  Confidentiality
  ---------------

       It is understood that the terms of this Agreement shall be kept confidential between the parties herein and shall be disclosed only as required to lenders, counsel, auditors or others having legitimate business interest in the contents hereof. Buyer shall not, without Seller's permission, reveal any confidential information or trade secrets regarding Seller's products, business or methods of operation learned by Buyer during the term of this Agreement.

       Effective April 1995.

                   Seattle FilmWorks Sales Contract Addendum
                   -----------------------------------------


       1.   Period:  October 1, 1995 to September 30, 1998.
            ------

       2.   Products/Pricing:
            ----------------

       #    Paper:
            ------
            -    Invoice Price  $____/ft/2/
            -    Projected min. __________/ft/2/ or 100% of SFW's requirements

       #    Film:
            -----
            -    Projected min. __________ running meters
                 ISO 100 135 invoice price $_____/RM _________ RM est.
                 ISO 200 135 invoice price $_____/RM _________ RM est.
                 ISO 400 135 invoice price $_____/RM _________ RM est.

            -    Projected min. __________ 135-20 rolls in bulk:
                 ISO 200 invoice price  $____/ea.  _________ rolls est.
                 ISO 400 invoice price  $____/ea.  _________ rolls est.

       #    Chemistry:
            ----------
            -    ___% of SFW's requirements
            -    Invoice Price see Attachment A

       #    Equipment:
            ----------
            -    SFW will be entitled to purchase ___ (_) MSP ______ and ___ (_)
                  Labomater__ as specified in the enclosed price quotes - Attachments B and C.

       #    Prices:
            -------
            -    The above prices are valid through 9/30/96.

       #    Free Goods:
            -----------

            -    SFW will be entitled to ________ sq. ft of free color negative paper based on ________ sq. ft purchased during the contract period. This equals _____% to be released on a quarterly basis based on the number of sq. ft purchased during the previous quarter. SFW will determine the sizes and surfaces of such free goods.

       3.   Pricing Review:  Both parties agree to a pricing review upon each
            --------------
  anniversary date of this agreement.

       In view of the constant, rapidly rising costs of pulp, plastics and other raw material costs for producing paper, film and chemistry, Agfa will seek an annual price increase of at least ___% to compensate for such inflationary costs. The adjustment could, however, be more depending on general price increases in the marketplace.

       Agfa will propose a proper raw material indexing system as a basis for future price adjustments.

       Should both parties not come to terms upon the price adjustments by the anniversary date, either SFW or Agfa can cancel the contract for either paper, film or chemistry or all with __ days notice. In such an event, Agfa agrees to ship product at the original price in reasonable quantities for __ days from date of cancellation. Price re-negotiations can also occur should SFW deviate significantly from the projected volumes.

       In case of extraordinary circumstances, such as rampant inflation of related costs beyond seller's control, seller can require renegotiations at any time and the aforementioned exit clause will also apply.

       4.   Terms of Payment:  Net ___ days ___.
            ----------------

       5.   Terms and Conditions:  See Attachment D.
            --------------------

       6. This contract supersides any previous agreement, understandings or commitments.

                                                           ATTACHMENT A

====================================================================================================================================

(PRIVATE)                                               SEATTLE FILM WORKS
------------------------------------------------------------------------------------------------------------------------------------

                                                       New Chemical Pricing
------------------------------------------------------------------------------------------------------------------------------------

Product                                                                                                                  Invoice
 Code       Product Name             Description                                Size                 Makes                 Price

B3C12       94 CDS                   RA-4 DEVELOPER STARTER CONC.               1 GAL.                33 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B1FJD       94 CDJ PT. A             RA-4 DEVELOPER REGENERATOR PT. A            60 L.             1,371 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B20TQ       94 CDJ PT. B             RA-4 DEVELOPER REGENERATOR PT. B            60 L.             1,371 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B1GAK       94 CDJ PT. C             RA-4 DEVELOPER REGENERATOR PT. C            60 L.               619 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B3S54       94 CDLR PT. A            RA-4 DEVELOPER REPLENISHER PT. A          75 GAL.                75 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B3S66       94 CDLR PT. B            RA-4 DEVELOPER REPLENISHER PT. B          75 GAL.                75 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B3S78       94 CDLR PT. C            RA-4 DEVELOPER REPLENISHER PT. C          75 GAL.                75 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B3TSJ       94 CDLR PTS. A-C         RA-4 DEVELOPER REPLENISHER                25 GAL.                25 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B3S8B       94 BXMR PTS. A&C         RA-4 BLEACH FIX REPLENISHER               25 GAL.                25 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B3S9D       94 BXMR PTS. B           RA-4 BLEACH FIX REPLENISHER               25 GAL.                25 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B28E6       94 LIGHT BLJ             RA-4 LIGHT BLEACH REGENERATOR              300 L.                97 GAL.               $____
------------------------------------------------------------------------------------------------------------------------------------

B28F8       94 LIGHT BLJ             RA-4 LIGHT BLEACH REGENERATOR            1,000 L.              322 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

S9YMY       SC94 SBR                 SOLID PAPER STABILIZER                     100 L.             26.4 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

BQDBT       70 CDLR PT.A             C-41 DEVELOPER LOW REPLENISHER             300 L.            79.3  GAL.                $____


====================================================================================================================================

(PRIVATE)                                               SEATTLE FILM WORKS
------------------------------------------------------------------------------------------------------------------------------------

                                                       New Chemical Pricing
------------------------------------------------------------------------------------------------------------------------------------

Product                                                                                                                  Invoice
 Code       Product Name             Description                                Size                 Makes                 Price

------------------------------------------------------------------------------------------------------------------------------------


BQDCV       70 CDLR PT. B&C          C-41 DEVELOPER LOW REPLENISHER             300 L.             79.3 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BRE5V       70 BL CONC.              C-41 BLEACH CONCENTRATE                   15 GAL.              267 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

B3ZXK       70 LIGHT BLJ             C-41 LIGHT BLEACH REGENERATOR              210 L.           1,003  GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BRE94       FX UNIV.                 UNIVERSAL FIXER CONCENTRATE               15 GAL.                  VAR.                $____
------------------------------------------------------------------------------------------------------------------------------------

BIY14       70 FI                    C-41 FINAL BATH REPLENISHER               75 GAL.               75 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

BWA8S       44 FDR-AR                E-6 FIRST DEVELOPER REPLENISHER            5 GAL.               25 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BWA9U       44 RE-AR                 E-6 REVERSAL BATH REPLENISHER              5 GAL.              100 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BWBAY       44 CDR-AR PT. A          E-6 COLOR DEVELOPER REPL. PT. A            5 GAL.               25 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BWBB1       44 CDR-AR PT. B          E-6 COLOR DEVELOPER REPL. PT. B            5 GAL.               25 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BWBC3       44 BC-AR                 E-6 BLEACH CONDITIONER REPLENISHER         5 GAL.               25 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BWB9Y       44 BLR-AR                E-6 BLEACH REPLENISHER                     5 GAL.                5 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

B12YD       44 FI-AR                 E-6 FINAL BATH REPLENISHER                 5 GAL.              500 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

BZXVG       73 CDR                   CN-16Q DEVELOPER REPLENISHER                40 L.             10.6 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BZXWJ       73 BLR                   CN-16Q BLEACH REPLENISHER                    8 L.              2.1 GAL.                $____
------------------------------------------------------------------------------------------------------------------------------------

BZXXL       73 FXR                   CN-16Q FIXER REPLENISHER                    24 L.              6.3 GAL.                $____


====================================================================================================================================

(PRIVATE)                                               SEATTLE FILM WORKS
------------------------------------------------------------------------------------------------------------------------------------

                                                       New Chemical Pricing
------------------------------------------------------------------------------------------------------------------------------------

Product                                                                                                                  Invoice
 Code       Product Name             Description                                Size                 Makes                 Price

------------------------------------------------------------------------------------------------------------------------------------


BZZSJ       73 SBR                   CN-16Q STABILIZER REPLENISHER               40 L.             10.6 GAL.                $____
====================================================================================================================================


                                    ATTACHMENT B

  MSP          AUTOMATIC PRINTER
  ------------------------------

  $________ each

  Shipping and handling $_____ (FOB ________)
  Terms:  Net ___ days ___
  This quote is valid for 30 days.
  Subject to credit approval.
  PRODUCT SPECIFICATIONS - AS STATED IN MSP PRODUCT LITERATURE


  INCLUDES:
  --------





OPTIONAL ACCESSORIES:
--------------------

            PAPER MAGAZINES             $  _____
            110, 126 FILM GUIDES           _____
            MIRROR BOX                     _____
  *         MSP-URS CONVERSION KIT         _____
            URS DECKS                            _____
            URS SOFT MIRROR BOX                  _____
  *         GREETING CARDS                       _____
            EXTENDED DX & FNS              _____
  *         INK JET BACK PRINTER           _____
  *         TRI PRINT                            _____
            AUTOMATIC 1/2 FRAME                  _____FACTORY INSTALLED
            MANUAL 1/2 FRAME               _____
  *         WALLET PRINTS FOR REPRINT      _____
            BORDER PRINTS                        _____
  *         BLACK & WHITE                        _____
  *         PANORAMIC KIT (3.5" x 10")     _____
  *         DUAL FILM TAKE UP (USE CORES)  _____
            DUAL PAPER SYSTEM              _____FACTORY INSTALLED

  Note:
  * Panoramic Kit: The 10" paper deck can not make a 3.5" paper advance such as 3.5" x 3.5" 126 or manual half frame 5" x 3.5".
  *    Installation additional on conversion kits.

                                    ATTACHMENT C


LABOMATOR           4" PAPER PROCESSING
---------------------------------------

---------            --------------  ----------

$_______ each


INCLUDES:
--------



Shipping and handling $_____ (FOB ________)
Terms:  Net __ days ___
This quote is valid for 30 days.
SUBJECT TO CREDIT APPROVAL.
PRODUCT SPECIFICATIONS - AS STATED IN LAB H PRODUCT LITERATURE

                                 ATTACHMENT D

                             TERMS AND CONDITIONS
                             --------------------

General
-------

      1. Prices are exclusive of taxes which, if applicable, will be shown separately on the invoice.

      2. The minimum acceptable order is $___ at net billing prices and only items contained herein may be used to meet the $___ minimum order requirement. Seller may change the minimum acceptable order at any time during the term of this Agreement.

      3. All orders received shall be subject to credit approval. Likewise, all agreements or orders shall not be considered binding or valid until accepted by a vice president of Agfa Division, Bayer Corporation (hereinafter "Agfa") at its principle office in New Jersey.

      4. No drop shipments will be made.

      5. It is agreed that any trademarks, trade names, trade dress and original packaging of Agfa Division, Bayer Corporation, and/or the affiliates shall not be used improperly.

      6. In the event of any clerical or mathematical error, Agfa is hereby authorized to and reserves the right to correct such errors.

      7. Agfa reserves the right to add late charges on any past due amount equivalent to the greater of ___ percent or the maximum allowed by local statutes.

      8. No deductions or setoffs may be made from any statement or invoice for any reason without prior written authorization from Agfa. Any unauthorized deduction shall be of no effect and shall be null and void.

      9. The resale of Agfa product to a reseller not owned by Buyer is prohibited in this agreement.

Transportation
--------------

      All shipments will be made F.O.B. _________________. Transportation charges will be prepaid on each order totaling $____ or more, except where indicated, at net billing prices shown in current catalogs, provided such order calls for a single shipment to one destination. If an order totals less than $____, transportation charges will be added to the invoice. All shipments will be made by surface transportation by carriers of Agfa's choice in accordance with Agfa's standard transportation policy. If shipment is made by other means, in accordance with the instructions of the customer, transportation charges will be added to the invoice with no freight allowance, regardless of the amount of the order. Seller may change this transportation minimum at any time during the term of this agreement.

Transportation for Equipment Only
---------------------------------

      All shipments will be made F.O.B. _________________ with transportation charges to be billed to customer in accordance with Conditions of Sale on the Agfa lab equipment purchase order.

Damages, Shortages and Errors
-----------------------------

      Inasmuch as all shipments are receipted by the delivering carrier as being in good order, all shipments must be checked immediately on arrival for damage and carton count. If outside damage and/or shortage of carton count, note on Bill of Lading before signing carrier receipt and file claim at once with delivering carrier.

      If concealed (inside) damage, file claim with delivering carrier within 15 working days of receipt of merchandise. Request inspection by delivering carrier and obtain inspection report. If shortages (inside carton) and/or error in shipment, notify Agfa Division, Bayer Corporation within 48 hours of day merchandise was received.

Returns
-------

      No returns will be accepted without a prior written authorization form from Agfa Division, Bayer Corporation which will set forth the terms of such returns. Prepaid returns may be required in cases where Agfa Division, Bayer Corporation is free from fault. It is recommended that parcel post shipments be insured.

Returns for Equipment shall be in accordance with Conditions of Sale on the Agfa
---------------------
 lab equipment purchase order.

Terms of Payment
----------------

      Subject to Credit Department approval and unless otherwise specified, terms of payment shall be __% __ days ___, net __ days ___. No cash discount will be allowed where an account is past due. All remittances should be made to Agfa Division, Bayer Corporation at the address shown on the monthly statement.

Terms of Payment for Equipment shall be in accordance with the Conditions of
------------------------------
 Sale on the Agfa lab equipment purchase order.

Force Majeure
-------------

      The nonperformance of Agfa Division, Bayer Corporation of its obligations to deliver any merchandise ordered hereunder shall be excused if such nonperformance is occasioned by any strike or any other labor trouble, flood, fire, accident or any other casualty, act of God, war, governmental restrictions, shortage or inability to obtain raw materials, damage by the elements, failure of equipment or other cause of like or unlike nature beyond the control of Agfa Division, Bayer Corporation. Agfa Division, Bayer Corporation may, in the exercise of reasonable discretion, discontinue shipments to any account, revoke or modify any provisions in this agreement or allocate distribution of any of its products.

Warranty
--------

      All sales are without warranty of any kind, express or implied including, but not limited to, any warranty of merchantability or fitness for a particular purpose. Agfa's liability is limited to the replacement of products defective in manufacture, labeling, or packaging. In no event shall Agfa Division, Bayer Corporation or its parent, subsidiary or affiliated companies be liable for special or indirect, or consequential damages arising out of any sale or subsequent handling of any product, even where such damages are caused by negligence of Agfa Division, Bayer Corporation or that of its parent, subsidiary or affiliated companies. Warranty for photofinishing equipment shall be in accordance with Conditions of Sale on the Agfa Division, Bayer Corporation lab equipment purchase order.

Assurances
----------

      Whenever, in the reasonable judgment of Seller, there exists the possibility that Buyer is unwilling or unable to perform fully its obligations under this agreement, the Seller shall be entitled to demand of Buyer further assurances of due performance as Seller shall reasonably deem proper. If Buyer fails to provide reasonable assurances under this paragraph, Seller may ship goods C.O.D. or terminate this agreement without further liability to Buyer.

Security Interest
-----------------

      Agfa Division, Bayer Corporation shall retain and the Buyer hereby grants Agfa a purchase money security interest in all equipment and good and their proceeds until all moneys due hereunder are paid in full. Customer shall perform all acts necessary to protect Agfa's security interest. Agfa may file this Agreement or a copy of its as a financing statement.

Strict Compliance
-----------------

      The waiver of strict compliance or performance of any of the terms of this Agreement or of any breach thereof on the part of Seller shall not be held or deemed to be a waiver of any subsequent failure to comply strictly with, or perform the same or any other term or condition of this Agreement, or of any breach thereof.

Applicable Law
--------------

      The interpretation, instruction, performance, and/or enforcement of this document shall be governed by the laws of the State of New Jersey. Should any provision herein be held invalid or unenforceable as written by court of competent jurisdiction, said provision, along with the remainder of the Agreement, shall nonetheless be enforceable to the extent allowable under applicable law.

Entire Agreement
----------------

      All previous understanding and commitments, oral or written, made between the parties hereto are merged in this Agreement, which represents the entire Agreement between the parties hereto relating to the subject matter hereof. Except as otherwise stated herein, no amendment or change hereof shall be effective or binding upon the parties hereto unless reduced to writing and signed by both Seller and Buyer. In the event of any conflict between the terms of this Agreement and the terms of any purchase order, the terms hereof shall prevail.

Equipment
---------

      All purchases and leases of equipment must be accompanied by an Agfa lab equipment purchase order.

Termination
-----------

      The Seller reserves the right, among other remedies, to either cancel this contract or suspend further deliveries under it in the event Buyer fails to pay for any one shipment when same becomes due. Should Buyer's financial responsibility become unsatisfactory to Seller, cash payments or satisfactory security may be required by Seller.

Prices
------

      This contract is firm and not renegotiable during its term. Prices, as stated on the front hereof, shall remain in effect for the period of the contract unless:

      1. There is a significant change in the Seller's cost beyond Seller's control.

      2. The price in the market increases by three percent or more. In either event, prices are guaranteed for a minimum of 90 days from the date of this contract. Thirty days written notice must be provided before a price change becomes effective.

 Confidentiality
 ---------------

      It is understood that the terms of this Agreement shall be kept confidential between the parties herein and shall be disclosed only as required to lenders, counsel, auditors or others having legitimate business interest in the contents hereof. Buyer shall not, without Seller's permission, reveal any confidential information or trade secrets regarding Seller's products, business or methods of operation learned by Buyer during the term of this Agreement.

      Effective April 1995.